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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 20, 2006


                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)



          0-18415                                      38-2830092
 (Commission File Number)                     (IRS Employer Identification No.)



      200 East Broadway, Mt. Pleasant, Michigan           48858
       (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (989) 772-9471

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

      On November 20, 2006, the Board of Directors of IBT Bancorp, Inc. voted to amend Article III, Section 6, of IBT's Bylaws, effective immediately. Currently,
Article III, Section 6 requires a director to retire from the Corporation's Board of Directors at the end of the month during which he or she attains age
70. Pursuant to the amendment, a director who attains age 70 during 2007 would remain on the Board until January 1, 2008. Given that certain branding initiatives will be undertaken by the Corporation during 2007, the amendment will enable the Corporation to retain the services of certain long-term directors during this process. A copy of the Amendment is attached to this Report as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)   The following exhibit is included with this Report:

      3.1   Bylaw amendment dated November 20, 2006.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 22, 2006            IBT BANCORP, INC.


                                     By: /s/ Dennis P. Angner
                                         --------------------------------------
                                         Dennis P. Angner, President
                                         and Chief Executive Officer


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                                 EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------
Exhibit 3.1                Bylaw Amendment